EXHIBIT 99.1

                          Grand Court Lifestyles, Inc.
                           Case Number: 00-32578(NLW)
                           Reporting Period: July 2002

                            MONTHLY OPERATING REPORT

-------------------------------------------------------------------------------------------------------------
                                                                    Form           Document     Explanation
REQUIRED DOCUMENTS                                                   No            Attached      Attached
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts & Disbursements                         MOR-1                X
-------------------------------------------------------------------------------------------------------------
  Bank Reconciliation                                             MOR-1(CONT)          X
-------------------------------------------------------------------------------------------------------------
  Copies of bank statements                                                            X
-------------------------------------------------------------------------------------------------------------
  Cash disbursement journals (attached to bank reconciliations)                        X
-------------------------------------------------------------------------------------------------------------
Statement of Operations                                           MOR-2                X
-------------------------------------------------------------------------------------------------------------
Balance Sheet                                                     MOR-3                X
-------------------------------------------------------------------------------------------------------------
Status of Post Petition Taxes                                     MOR-4
-------------------------------------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt                                           X
-------------------------------------------------------------------------------------------------------------
  Copies of tax returns filed during reporting period                                  X
-------------------------------------------------------------------------------------------------------------
Summary of Unpaid Post Petition Debts                             MOR-4
-------------------------------------------------------------------------------------------------------------
  Listing of aged accounts payable                                                     X
-------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation & Aging                        MOR-5               N/A
-------------------------------------------------------------------------------------------------------------
Debtor Questionairre                                              MOR-5                X
-------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached document are true and correct to the best of my knowledge and belief.


/s/ Catherine V. Merlino CFO                    8/14/02
--------------------------------------          -------
Signature of Debtor                               Date


/s/ Catherine V. Merlino CFO                    8/14/02
--------------------------------------          -------
Signature of Authorized Individual                Date


/s/ Catherine V. Merlino CFO                    8/14/02
--------------------------------------          -------
Printed Name of Authorized Individual             Date

Case Number: 00-32578(NLW)                                            Form MOR-1

                          Grand Court Lifestyles, Inc.
                   Schedule of Cash Receipts and Disbursements
                          July 1, 2002 - July 31, 2002

                                   -------------------------------------------------------------------------------------------------
                                                                 Bank Accounts
                                   ---------------------------------------------------------------------
                                                                                 Real                      Current    Cumulative
                                      (1)     Payroll   Payroll   Multi-family  Estate  Rental  Edward     Period   filing to date
                                   Operating    Boca    Fort Lee  Sales-Escrow    Tax   Agency  Glatz      Actual       Actual
                                   -------------------------------------------------------------------------------------------------
Cash 7/1/02                        3,134,421   24,262    75,332     4,898,588  95,745  28,414   150,477   8,407,240    2,998,777
                                   =================================================================================================

Cash Receipts:

Transfer to/from DIP accounts                                                                                     0            0
Transfers (from DIP accounts)         87,000   40,000   115,000                                             242,000   22,543,430
Management fees                                                                                                   0    1,050,516
Bookkeeping fees                                                                                                  0      686,500
General Partner fees                                                                                              0    1,259,798
Sterling National Bank (2)                                                                                        0       (5,981)
Vendor refunds & expense
  reimbursments                          759                                                                    759      472,701
Caton                                 27,576                                                                 27,576      462,818
Notes, loans & other receivables      52,877                                                                 52,877    5,401,325
Sub-lease                                                                                                         0        7,300
Interest income                                                                                                   0      434,185
Construction funding reimbursements                                                                               0       73,376
Return of earnest money                                                                                           0       23,739
Lucinai Contribution                                                                                              0      261,557
Sale of Grand Court Assets                                                                                        0   10,834,144
Multi-family Sales                                                                                                0    4,359,175
Transition service fee                                                                                            0      515,000
Settlement of avoidance actions                                                                                   0       37,519
Interest income-Bankruptcy             2,049                            3,330      65       19      102       5,565      276,599
                                   ---------------------------------------------------------------------------------------------

Total Receipts                       170,261   40,000   115,000         3,330      65       19      102     328,777   48,693,701

Cash Disbursements:

Net Payroll and related taxes
  and expenses                                (40,650) (143,027)                                           (183,677)  (8,192,016)
Insurance                            (11,156)                                                               (11,156)  (1,076,105)
Administrative                       (90,194)              (547)                                            (90,741)  (4,231,487)
Taxes                                                                                                             0     (479,926)
Other (see attached schedule)        (17,375)                                                               (17,375)  (2,371,368)
Transfers (to DIP accounts)         (242,000)                                                              (242,000) (22,543,430)
Restructuring Costs                  (23,538)                                                               (23,538)  (4,568,866)
US Trustee Quarterly Fees             (5,000)                                                                (5,000)     (66,750)
                                   ---------------------------------------------------------------------------------------------

Total Cash Disbursements            (389,263) (40,650) (143,574)            0       0        0        0    (573,487) (43,529,948)
                                   ---------------------------------------------------------------------------------------------

Net Cash Flow                       (219,002)    (650)  (28,574)        3,330      65       19      102    (244,710)   5,163,753
                                   ---------------------------------------------------------------------------------------------

Cash July 31, 2002                 2,915,419   23,612    46,758     4,901,918  95,810   28,433  150,579   8,162,530    8,162,530
                                   =============================================================================================

Calculating Trustee Quarterly Fees from Current Month Actual

                                                              Total
                                                          Disbursements
                                                          -------------

Total Disbursements                                           573,487
Less: Transfers to Debtor in Possession accounts             (242,000)
Plus: Estate Disbursements made by outside sources                  0
                                                            ---------
                                                              331,487
                                                            =========

(1) Represents the post-petition money market account and DDA account. The post-petition cash is kept in an investment account and transferred to the DDA account as needed
(2) Amount represents the book balances of a Sterling National Bank setoff; debtor has been unable to ascertain the details of the setoff.

Case Number:00-32578(NLW)

Schedule of Cash Receipts and Cash Disbursements
Supplementary Schedule
July 1, 2002 - July 31, 2002

Disbursements-Other

Property Funding-operations          16,125 (1)
Multi-family advances                 1,250 (2)
                                  ---------
                                     17,375
                                  =========

(1) Amount represents total advanced by debtor to 2 senior living properties to pay operating expenses, legal fees and insurance.
(2) Amount represents amounts advanced to various multi-family investing partnerships for preparation of 2001 tax returns.

CHASE MANHATTAN BANK
BUSINESS CHECKING ACCT.
A/C 312-8380029-66
July 31, 2002

Beginning Balance @7/01/02                                            77,904.07

Add: Cash Receipts                                                   242,000.00
Less: Cash Disbursements                                            (302,261.63)
                                                                   ------------

Book Balance @7/31/02                                                 17,642.44

Less: Deposits and transit
Add: Outstanding Checks                                               22,393.60
                                                                   ------------

Bank Balance @7/31/02                                                 40,036.04
                                                                   ============

CHASE CHECKING ACCOUNT
CASH RECEIPTS
July 31, 2002

07/08/02   Transfer from Chase money market acct.       37,000.00
07/16/02   Transfer from Chase money market acct.       75,000.00
07/30/02   Transfer from Chase money market acct.      130,000.00
                                                       ----------

                                                       242,000.00
                                                       ==========

CHASE MANHATTAN BANK
MONEY MARKET
A/C 312-8380029-65
July 31, 2002

Beginning Balance @7/01/02                                         3,056,519.16

Add: Cash Receipts                                                    83,260.39
Less: Cash Disbursements                                            (242,000.00)
                                                                   ------------

Book Balance @7/31/02                                              2,897,779.55

Less: Deposits in Transit-
Add: Outstanding Checks-
                                                                   ------------

Bank Balance @7/31/02                                              2,897,779.55
                                                                   ============

CHASE
MONEY MARKET ACCT.
ACCT. 312-8380029-65
RECONCILIATION-Cash Receipts
July 31, 2002

                                                                  GCL
                                                              ----------
Caton                                              07/02/02    27,576.29
Cashflow                                           07/12/02     6,776.55
COBRA receipts                                     07/24/02       758.60
Batchelor receivable                               07/25/02    46,100.00
Interest Income                                    07/31/02     2,048.95

                                                              ----------
                                                               83,260.39
                                                              ==========

GRAND COURT LIFESTYLES, INC.
CHASE MONEY MARKET ACCT.
CASH DISBURSEMENTS
July 31, 2002

                Vendor                                               Check
Check No          Name                     Reference                  Date        Amount
-------------------------------------------------------------------------------------------
Debit      Grand Court  Transfer to Chase Business Checking Acct.   07/08/02      37,000.00
Debit      Grand Court  Transfer to Chase Business Checking Acct.   07/16/02      75,000.00
Debit      Grand Court  Transfer to Chase Business Checking Acct.   07/30/02     130,000.00
                                                                                 ----------

                                                                                 242,000.00
                                                                                 ==========

GRAND COURT LIFESTYLES, INC.
PAYROLL BANK RECONCILIATION
Bank Atlantic Boca-Payroll

                                                 2002
                                                 July

BOOK BAL BEGINNING                            24,260.72

CR - PER G/L
                                WT fm Chase   20,000.00
                                WT fm Chase   20,000.00

CD-PAYROLL-per ADP                7/5/02     (20,325.11)
                                 7/19/02     (20,325.12)

CD-S/C

BOOK BAL ENDING                               23,610.49
                                              =========

DIT:

O/S:

                                                   0.00

BANK BALANCE                                  23,610.49
                                              =========

Per Bank Statement                            23,610.49

                                                  (0.00)

GRAND COURT LIFESTYLES, INC.
PAYROLL BANK RECONCILIATION

                                             July 2002

BOOK BAL BEGINNING                            75,331.27

CR - PER G/L                    WT fm Chase   45,000.00
                                WT fm Chase   70,000.00

CD-PAYROLL-per ADP sheets       7/5/02       (42,441.43)
                                7/19/02      (24,298.02)

Payroll taxes                   7/5/02       (27,132.52)
Payroll taxes                   7/19/02      (20,394.57)
Payroll taxes                   7/31/02      (27,060.13)

Garnishments                    ck#1357         (849.97)
Garnishments                    ck#1358         (849.97)
Garnishments
safety deposit box
Other-ADP charges                               (249.77)
Other-ADP charges                                (34.00)
Other-ADP charges                                (73.65)
Other-ADP charges                               (190.01)

CD-S/C

BOOK BAL ENDING                               46,757.23
                                              =========

DIT:

O/S:                            ADP charge       190.01

Total Outstanding Checks                         190.01

BANK BALANCE                                  46,947.24
                                              =========

Per Bank Statement                            46,947.24

                                                  (0.00)

CHASE MANHATTAN BANK
MULTI FAMILY MONEY MARKET
A/C 312-8380029-67
July 31, 2002

Beginning Balance @7/01/02                                         4,898,588.96

Add: Cash Receipts-multifamily cashflow
Add: Cash Receipts-interest income                                     3,329.45
Less: Transfer to Chase MM
                                                                   ------------

Book Balance @7/31/02                                              4,901,918.41

Less: Deposits in Transit                                                  0.00
Add: Outstanding Checks                                                    0.00
                                                                   ------------

Bank Balance @7/31/02                                              4,901,918.41
                                                                   ============

CHASE MANHATTAN BANK
REAL ESTATE ESCROW ACCOUNT
A/C 312-8396952-65
July 31, 2002

Beginning Balance @7/01/02                                            95,745.00

Add: Cash Receipts-Interest Income                                        65.08
Less: Cash Disbursements                                                   0.00
                                                                   ------------

Book Balance @7/31/02                                                 95,810.08

Less: Deposits in Transit                                                  0.00
Add: Outstanding Checks                                                    0.00
                                                                   ------------

Bank Balance @7/31/02                                                 95,810.08
                                                                   ============

CHASE MANHATTAN BANK
RENTAL AGENCY ESCROW ACCT.
A/C 312-8396952-65
July 31, 2002

Beginning Balance @7/01/02                                            28,413.50

Add: Cash Receipts                                                        19.31
Less: Cash Disbursements
                                                                   ------------

Book Balance @7/31/02                                                 28,432.81

Less: Deposits in Transit                                                  0.00
Add: Outstanding Checks                                                    0.00
                                                                   ------------

Bank Balance @7/31/02                                                 28,432.81
                                                                   ============

CHASE MANHATTAN BANK
MONEY MARKET-Ed Glatz
A/C 312-8380029-68
July 31, 2002

Beginning Balance @7/01/02                       150,476.85

Add: Transfer from Chase Money Market
Add: Cash Receipts-interest income                   102.28

                                                 ----------

Book Balance @7/31/02                            150,579.13

Less: Deposits in Transit                              0.00
Add: Outstanding Checks                                0.00
                                                 ----------

Bank Balance @7/31/02                            150,579.13
                                                 ==========

                                                                      Form MOR-2
                          Grand Court Lifestyles, Inc.
                                Income Statement
                          July 1, 2002 - July 31, 2002

                                                            Cumulative Filing
                                                   07/31/02      to Date
                                              -------------------------------
Revenues:

Management Fee Income                                    0       2,279,074
General Partner Fees                                     0         304,645
Interest Income                                     66,488      11,957,007
Deferred Profit Earned                              46,823       1,339,789
Loss from Wholly-Owned Subsidiaries                      0      (4,351,737)
Loss from Joint Ventures                                 0      (1,592,432)
Other Income                                             0         552,519
                                              ----------------------------

Total Revenues                                     113,311      10,488,865

Administrative Expenses:

Travel                                               3,048         114,432
Telephone                                            5,565         344,381
Federal Express                                      6,089          90,638
Postage                                                  0          43,872
Office Supplies & Expense                            3,777         314,017
Outside Storage                                      1,665          46,281
Miscellaneous                                            0          42,846
ADP                                                    547          18,613
Legal & Accounting                                       0         297,855
Licenses & Filing Fees                               1,715          57,989
Recruitment                                              0           8,855
Printing                                                 0           8,765
Caton Expenses                                      12,411         475,349
Rent                                                24,673       1,252,070
Computer Equipment Maintenance                         415         191,232
Insurance                                            7,458         895,188
Equipment Leases                                     3,571         172,415
Office Salaries and expenses                       159,556       8,247,533
Director's Fees                                          0           9,500
Interest                                                 0          25,874
Corporate Taxes                                         50         394,959
Amortization                                             0         757,925
                                              ----------------------------

Total Administrative Expenses                      230,540      13,810,589
                                              ----------------------------

Extraordinary Expenses:

Net loss due to loss of properties (1)            (130,300)     26,500,088
                                              ----------------------------

Total Expenses                                     100,240      40,310,677
                                              ----------------------------

Net Income(Loss) Before Reorganization
  Expenses                                          13,071     (29,821,812)
                                              ----------------------------

Restructuring Expenses:
Administrative fees                               (113,521)       (637,178)
Professional fees                                        0      (4,537,534)
US Trustee Quarterly Fees                           (5,000)        (66,750)
Interest Earned on Accumulated Cash
  from Chapter 11                                    5,565         276,600
                                              ----------------------------

Total Reorganization Expenses                     (112,956)     (4,964,862)
                                              ----------------------------

Net Income(Loss)                                   (99,885)    (34,786,674)
                                              ============================

Note (1):

(a) Net loss due to loss of properties for the month of July represents:

(i) reduction of loans payable due to the collection of investor notes which were sold as part of the sale of the general partner interests pursuant to section 363 of the bankruptcy code and the application of the investor note payments to the Debtor's
liability.                                                             (130,300)
                                                                       ========

(b) A final analysis of all of the details of the sale of the general partner interests and related assets and its effect on the balance sheet and income statement of the debtor has not yet been completed.

                                                                      Form MOR-3

                          Grand Court Lifestyles, Inc.
                                  Balance Sheet
                                  July 31, 2002

                                                    Book Value      Book Value
                                                    at end of      on Petition
                                                      Month            Date
                                                --------------------------------

Assets:

Cash                                                  8,162,530       2,998,777
Notes & Receivables                                 169,051,255     227,986,234
Investments                                           2,618,154      16,099,729
Construction in Progress                                      0         739,486
Furniture & Equipment-net                                49,313       4,658,158
Other Assets                                         16,665,469      18,526,143
                                                --------------------------------

Total Assets                                        196,546,721     271,008,527
                                                ================================

Liabilities Not Subject to Compromise:

Accounts Payable                                        539,790         549,781
Professional Fees                                       801,862              --
                                                --------------------------------

Total Post-Petition Liabilities                       1,341,652         549,781
                                                --------------------------------

Deferred Income                                      41,636,590      67,403,696
Deferred Rent Obligations                                    --       2,741,705

Liabilities Subject to Compromise:

Secured Debt                                         90,082,109     106,385,512
Priority Debt                                           217,279         486,635
Unsecured Debt                                       88,414,880      84,197,250
                                                --------------------------------

Total Pre-Petition Liabilities                      178,714,268     191,069,397
                                                --------------------------------
Stockholders' Equity:

Common Stock                                            178,000         178,000
Treasury Stock                                       (1,579,817)     (1,579,817)
Paid-in-Capital                                      75,350,594      75,053,000
Accumulated Deficit                                 (57,091,480)    (57,190,813)
Net (loss) for period                               (42,003,086)     (7,216,422)
                                                --------------------------------

Total Stockholders' Equity                          (25,145,789)      9,243,948
                                                --------------------------------

Total Liabilities & Stockholders' Equity            196,546,721     271,008,527
                                                ================================

                           Case Number: OO-32578(NLW)
                      Reporting Period: Month of July 2002
                          Status of Postpetition Taxes
                             Fort Lee & Boca office

                        Beginning     Amount                                                          Ending
                           Tax       Withheld          Amount       Date              Check No          Tax
                        Liability   or Accrued          Paid        Paid               or EFT        Liability
                       ---------------------------------------------------------------------------------------
Federal

Withholding                (0)       27,653            27,653      7/5,7/19           see attached      (0)
FICA-Employee              (0)        5,945             5,945      7/5,7/19           see attached      (0)
FICA-Employer              (0)        5,945             5,945      7/5,7/19           see attached      (0)
Unemployment                0                                                                            0
Income                      0                                                                            0
Other:                      0                                                                            0
                         -------------------------------------------------------------------------------------
   Total Federal Taxes      0        39,543            39,543              0                     0       0
                         -------------------------------------------------------------------------------------

State & Local

Withholding                 0         7,885             7,885      7/5,7/19           see attached       0
Sales
Excise
Unemployment                0            99                99      7/5,7/19           see attached       0
Real Property
Personal Property
Other
                         -------------------------------------------------------------------------------------
   Total State & Local      0         7,984             7,984               0                    0       0
                         -------------------------------------------------------------------------------------

Total Taxes                (0)       47,527            47,527               0                    0       0
                         =====================================================================================

Case Number:00-32578(NLW)                                            Form MOR-4

                          Grand Court Lifestyles, Inc.
                         Summary of Post Petition Debts
                         Reporting period: July 31, 2002

                                                        Number of Days Past Due
                            Current     O-30       31-60    61-90   Over 90   Total
                           ----------------------------------------------------------
Accounts Payable                       95,568        541    11,478   19,191   126,778
Accrued expenses            150,000                                  19,805   169,805
Taxes Payable                24,014                                            24,014
Other                       194,480     2,541      5,367    10,991    5,814   219,193
                           ----------------------------------------------------------

Total Post Petition Debts   368,494    98,109      5,908    22,469   44,810   539,790
                           ==========================================================

                                                                       For MOR-5

                          Grand Court Lifestyles, Inc.
                            Case Number 00-32578(NLW)
                          Reporting Period - July 2002

Debtor Questionaire
                                                             Yes          No
--------------------------------------------------------------------------------
1.    Have any assets been sold or transferred outside
      the normal course of business this reporting
      period? If yes, provide an explanation below.                        X
--------------------------------------------------------------------------------
2.    Have any funds been disbursed from any account
      other than a debtor in possession account this
      reporting period? If yes, provide an explanation
      below.                                                               X
--------------------------------------------------------------------------------
3.    Have all postpetition tax returns been timely
      filed? If no, provide an explanation below.             X
--------------------------------------------------------------------------------
4.    Are workers compensation, general liability and
      other necessary insurance coverages in effect? If
      no, provide an explanation below.                       X
--------------------------------------------------------------------------------